Exhibit 10.01

Thomas H. Lee Equity Fund VI, L.P.

Thomas H. Lee Parallel Fund VI, L.P.

Thomas H. Lee Parallel (DT) Fund VI,

L.P.

THL Equity Fund VI Investors (West),

L.P.

THL Coinvestment Partners, L.P.

Putnam Investments Holdings, LLC

Putnam Investments Employees’

Securities Company III LLC

THL Fund VI Bridge Corp.

THL Parallel Fund VI Bridge Corp.

THL DT Fund VI Bridge Corp.

c/o Thomas H. Lee Partners, L.P.

100 Federal Street

Boston, MA 02110

West Corporation 11808 Miracle Hills Drive Omaha, Nebraska 68154 Attention: General Counsel	Quadrangle Capital Partners II LP, Quadrangle Capital Partners II-A LP and Quadrangle Select Partners II LP c/o Quadrangle Group LLC 1065 Avenue of the Americas New York, NY 10018

March 21, 2013

To Whom It May Concern,

Reference is made to that certain Amended and Restated Stockholder Agreement, dated as of March 8, 2013 (the “Agreement”), by and among West Corporation, Thomas H. Lee Equity Fund VI, L.P., Thomas H. Lee Parallel Fund VI, L.P., Thomas H. Lee Parallel (DT) Fund VI, L.P., THL Equity Fund VI Investors (West), L.P., THL Coinvestment Partners, L.P., Putnam Investments Holdings, LLC, Putnam Investments Employees’ Securities Company III LLC, THL Fund VI Bridge Corp., THL Parallel Fund VI Bridge Corp., THL DT Fund VI Bridge Corp. and each other Person executing this Agreement and listed as a THL Investor on the signature pages hereto (collectively, with their permitted transferees, the “THL Investors”), Quadrangle Capital Partners II LP, Quadrangle Capital Partners II-A LP and Quadrangle Select Partners II LP and each other Person executing this Agreement and listed as a Quadrangle Investor on the signature pages hereto (collectively, with their permitted transferees, the “Quadrangle Investors”), any other Persons who from time to time become party hereto by executing a counterpart signature page hereof and are designated by the Board as “Other Investors”, including SONJ Private Opportunities Fund, L.P. (the “Company”), Gary West CRT1 LLC, Gary West CRT2 LLC, Gary West CRT3 LLC, Gary West CRT4 LLC and Gary West CRT5 LLC as permitted transferees of Gary L. West, Mary West CRT1 LLC, Mary West CRT2 LLC, Mary West CRT3 LLC, Mary West CRT4 LLC and Mary West CRT5 LLC as permitted transferees of Mary E. West (collectively, the “Founders”), and the other parties thereto (if any).

Further to our previous discussions, the Company hereby confirms its desire to no longer be a party to the Agreement and acknowledges and agrees that following its execution of this letter, as of the date first written above, it will no longer be a party to the Agreement or have any rights or obligations under the Agreement with respect to the 57,948 shares of common stock of West Corporation, par value $0.001 per share, beneficially owned by the Company on March 21, 2013. By executing this letter, the undersigned acknowledges and agrees that as of the date first written above, the Company is no longer a party to the Agreement and no longer has any rights or obligations under the Agreement.

Sincerely,

SONJ Private Opportunities Fund, L.P.

By:	BlackRock DivPEP III, LLC, its general partner
By:	BlackRock Private Equity III, L.P., its managing member
By:	Portfolio Administration & Management, Ltd., its general partner

/s/ Steven Baumgarten
Name: Steven Baumgarten Title: Vice President

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE COMPANY:	WEST CORPORATION

/s/ David C. Mussman
Name: David C. Mussman Title: EVP, Secretary and General Counsel

THL INVESTORS:	THOMAS H. LEE EQUITY FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THOMAS H. LEE PARALLEL FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THL COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its general partner
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THL EQUITY FUND VI INVESTORS (WEST), L.P.
By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

PUTNAM INVESTMENTS HOLDINGS, LLC
By: Putnam Investments, LLC, its managing member
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact
By: THL Holdco, LLC, its managing member

/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY III, LLC
By: Putnam Investment Holdings, LLC, its managing member
By: Putnam Investments, LLC, its managing member
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact
By: THL Holdco, LLC, its managing member

/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THL EQUITY FUND VI INVESTORS (WEST) HL, L.P.
By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

QUADRANGLE INVESTORS:	QUADRANGLE CAPITAL PARTNERS II LP
By: Quadrangle GP Investors II LP, its general partner
By: QCP GP Investors II LLC, its general partner

/s/ Michael Huber
Name: Michael Huber Title: President and Managing Principal

QUADRANGLE CAPITAL PARTNERS II-A LP
By: Quadrangle GP Investors II LP, its general partner
By: QCP GP Investors II LLC, its general partner

/s/ Michael Huber
Name: Michael Huber Title: President and Managing Principal

QUADRANGLE SELECT PARTNERS II LP
By: Quadrangle GP Investors II LP, its general partner
By: QCP GP Investors II LLC, its general partner

/s/ Michael Huber
Name: Michael Huber Title: President and Managing Principal

Thomas H. Lee Equity Fund VI, L.P.

Thomas H. Lee Parallel Fund VI, L.P.

Thomas H. Lee Parallel (DT) Fund VI, L.P.

THL Equity Fund VI Investors (West), L.P.

THL Coinvestment Partners, L.P.

Putnam Investments Holdings, LLC

Putnam Investments Employees’ Securities Company III LLC

THL Fund VI Bridge Corp.

THL Parallel Fund VI Bridge Corp.

THL DT Fund VI Bridge Corp.

c/o Thomas H. Lee Partners, L.P.

100 Federal Street

Boston, MA 02110

West Corporation 11808 Miracle Hills Drive Omaha, Nebraska 68154 Attention: General Counsel	Quadrangle Capital Partners II LP, Quadrangle Capital Partners II-A LP and Quadrangle Select Partners II LP c/o Quadrangle Group LLC 1065 Avenue of the Americas New York, NY 10018

March 21, 2013

To Whom It May Concern,

Reference is made to that certain Amended and Restated Registration Rights and Coordination Agreement, dated as of March 8, 2013 (the “Agreement”), by and among West Corporation, Thomas H. Lee Equity Fund VI, L.P., Thomas H. Lee Parallel Fund VI, L.P., Thomas H. Lee Parallel (DT) Fund VI, L.P., THL Equity Fund VI Investors (West), L.P., THL Coinvestment Partners, L.P., Putnam Investments Holdings, LLC, Putnam Investments Employees’ Securities Company III LLC, THL Fund VI Bridge Corp., THL Parallel Fund VI Bridge Corp., THL DT Fund VI Bridge Corp. and each other Person executing this Agreement and listed as a THL Investor on the signature pages hereto (collectively, with their permitted transferees, the “THL Investors”), Quadrangle Capital Partners II LP, Quadrangle Capital Partners II-A LP and Quadrangle Select Partners II LP and each other Person executing this Agreement and listed as a Quadrangle Investor on the signature pages hereto (collectively, with their permitted transferees, the “Quadrangle Investors”), any other Persons who from time to time become party hereto by executing a counterpart signature page hereof and are designated by the Board as “Other Investors”, including SONJ Private Opportunities Fund, L.P. (the “Company”), Gary West CRT1 LLC, Gary West CRT2 LLC, Gary West CRT3 LLC, Gary West CRT4 LLC and Gary West CRT5 LLC as permitted transferees of Gary L. West, Mary West CRT1 LLC, Mary West CRT2 LLC, Mary West CRT3 LLC, Mary West CRT4 LLC and Mary West CRT5 LLC as permitted transferees of Mary E. West (collectively, the “Founders”), and the other parties thereto (if any).

Further to our previous discussions, the Company hereby confirms its desire to no longer be a party to the Agreement and acknowledges and agrees that following its execution of this letter, as of the date first written above, it will no longer be a party to the Agreement or have any rights or obligations under the Agreement with respect to the 57,948 shares of common stock of West Corporation, par value $0.001 per share, beneficially owned by the Company on March 21, 2013. By executing this letter, the undersigned acknowledges and agrees that as of the date first written above, the Company is no longer a party to the Agreement and no longer has any rights or obligations under the Agreement.

Sincerely,

SONJ Private Opportunities Fund, L.P.

By:	BlackRock DivPEP III, LLC,its general partner
By:	BlackRock Private Equity III, L.P.,its managing member
By:	Portfolio Administration & Management, Ltd., its general partner

/s/ Steven Baumgarten
Name:	Steven Baumgarten
Title:	Vice President

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE COMPANY:	WEST CORPORATION

/s/ David C. Mussman
Name: David C. Mussman Title: EVP, Secretary and General Counsel

THL INVESTORS:	THOMAS H. LEE EQUITY FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THOMAS H. LEE PARALLEL FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THL COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its general partner
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

[Signature Page to Amended and Restated Registration Rights and Coordination Agreement Letter Agreement]

THL EQUITY FUND VI INVESTORS (WEST), L.P.
By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

PUTNAM INVESTMENTS HOLDINGS, LLC
By: Putnam Investments, LLC, its managing member
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact
By: THL Holdco, LLC, its managing member

/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY III, LLC
By: Putnam Investment Holdings, LLC, its managing member
By: Putnam Investments, LLC, its managing member
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact
By: THL Holdco, LLC, its managing member

/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THL EQUITY FUND VI INVESTORS (WEST) HL, L.P.
By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

[Signature Page to Amended and Restated Registration Rights and Coordination Agreement Letter Agreement]

QUADRANGLE INVESTORS:	QUADRANGLE CAPITAL PARTNERS II LP
By: Quadrangle GP Investors II LP, its general partner
By: QCP GP Investors II LLC, its general partner

/s/ Michael Huber
Name: Michael Huber Title: President and Managing Principal

QUADRANGLE CAPITAL PARTNERS II-A LP
By: Quadrangle GP Investors II LP, its general partner
By: QCP GP Investors II LLC, its general partner

/s/ Michael Huber
Name: Michael Huber Title: President and Managing Principal

QUADRANGLE SELECT PARTNERS II LP
By: Quadrangle GP Investors II LP, its general partner
By: QCP GP Investors II LLC, its general partner

/s/ Michael Huber
Name: Michael Huber Title: President and Managing Principal

[Signature Page to Amended and Restated Registration Rights and Coordination Agreement Letter Agreement]